SECURITIES  EXCHANGE  COMMISSION
WASHINGTON,  DC  20549



FORM  8-K

CURRENT  REPORT  PURSUANT
TO  SECTION  13  OR  15(D)  OF  THE
SECURITIES  EXCHANGE  ACT  OF  1934

Date  of  Report  (Date  of  earliest  event  Reported)  December  30,  1998
                                                         -------------------

PETROMINERALS  CORPORATION
--------------------------
(Exact  Name  of  Registrant)

STATE  OF  DELAWARE
-------------------
(State of Incorporation)

     1-6336                                          NO. 95-2573652
     ------                                          --------------
(Commission  File Number)                    (I.R.S. Employer Identification)

27241  BURBANK  FOOTHILL  RANCH                    92610-2500
-------------------------------                    ----------
(Address  of  Principal  Executive  Offices)       (Zip  Code)

(626)  284-8842
---------------
(Registrant's  Telephone  Number,  Including  Area  Code)

915  WESTMINSTER  AV.,  ALHAMBRA,  CALIFORNIA    91803
------------------------------------------------------
(Former  Address,  if  Changed  Since  Last  Report)


























ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT
-------   -------------------------------------------

      N/A

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS
--------  ----------------------------------------

      N/A

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP
--------  ----------------------------
     N/A

ITEM  4. CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT
-------- -------------------------------------------------

     N/A

ITEM  5. OTHER  EVENTS
-------- -------------
     Change  in  Officers  and  Directors

     Mr. Paul L. Howard, President, Chairman and Chief Executive Officer of Petrominerals Corporation announced at a Special Meeting of the Board of Directors held on December 30, 1998, that he was resigning his position both as an officer and a director in order to spend his remaining years in retirement.
As he had previously announced his intention to resign to the directors and shareholders at the Annual Meeting on September 24, 1998, he tendered his resignation which was accepted by the Board of Directors effective at the close of the meeting

     Mr. Howard came out of retirement to guide the Company through three years of difficult financial times and is now returning to retirement from whence he came.

     Mr. Howard stated that it will be the policy of new management to continue to seek an acquisition or merger partner wherein the Company can use its strong financial position and its corporate structure to enhance shareholder value.

     Mr. Howard also stated that the corporation had elected Mr. Morris V. Hodges to the office of President and Chief Executive Officer; Mr. William N. Hagler to the office of Chairman of the Board; and Mr. Everett L. Hodges to the Office of Secretary-Treasurer. At the same meeting, Mr. John C. McMahon was elected to the Board of Directors to replace the retired Mr. Howard.

ITEM  6. RESIGNATION  OF  REGISTRANT'S  DIRECTORS
-------  ----------------------------------------

     N/A

ITEM  7. FINANCIAL  STATEMENTS  AND  EXHIBITS
-------  ------------------------------------

(a) Financial  Statements.

      N/A

(b) Exhibits

Press  release  Dated  January  7,  1999                         Page 4


ITEM  8. CHANGE  IN  FISCAL  YEAR
-------- ------------------------

      N/A

ITEM  9.  SALES  OF  EQUITY  SECURITIES  PURSUANT  TO  REGULATION  S
--------  ------------------------------------------------------------

      N/A

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                   PETROMINERALS  CORPORATION


Dated:  January  18,  1999         By_____________________________
                                   Morris  V.  Hodges,  President
                                   and  Chief  Financial  Officer









































Petrominerals  Corporation
915  Westminster  Avenue
Alhambra,  California  91803  .
Telephone  (626)  284-8842
Fax  (626)  284-8628



PETROMINERALS  CORPORATION
ELECTS  NEW  OFFICERS  AND  CHANGES  ADDRESS


     Alhambra, CA, January 7, 1999, -- Petrominerals Corporation (NASDAQ:PTRO) announced that on December 30, 1998, the Board of Directors elected new officers and determined that the principal office of the corporation should be moved to 27241 Burbank in the city of Foothill Ranch, California. The election of new officers was prompted by the resignation of Paul L. Howard as President, CEO, CFO and Chairman of the Board. Mr. Howard had previously informed the Board of his decision to retire no later than year-end 1998 and had, also, announced his intention to resign and retire to the Apple Valley area of California at the last Shareholder Meeting. The Board of Directors accepted Mr. Howard's resignation as Officer and as Director effective December 30, 1998, following the close of the meeting.
     Paul L. Howard, was praised by the entire board for his long years of service as President of Petrominerals Corporation and his successful efforts in reducing the impact of the operating losses which the Corporation had experienced from the downturn in sales and oil prices.
          Mr. Howard recommended that Morris V. Hodges be elected to the same offices which he held; namely, President, Chief Administrative Officer and Chief Financial Officer and that Everett L. Hodges be elected to the office of Secretary and Treasurer. He noted that Morris V. Hodges had years of service on the Board of Directors of Petrominerals and was intimately experienced with its operations. Whereupon the Board by unanimous vote took the following action:
1) The Board elected Morris V. Hodges as President, Chief Administrative Officer and Chief Financial Officer and elected Everett L. Hodges as Secretary and Treasurer; 2) The Board elected William N. Hagler to serve as Chairman of the Board of Directors 3) The Board replaced Mr. Howard on the Board of Directors by appointing John C. McMahon to serve until the next annual Shareholder's meeting; and 3) the Board directed that the office of the corporation be moved to Orange County, California and that its address be changed to 27241 Burbank, Foothill Ranch, California 92610-2500.
      Mr. Morris V. Hodges immediately assumed his elected offices and announced that he would continue to seek overhead reductions and those business opportunities for the Corporation which would be of maximum benefit to the stockholders.